UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 23, 2020 (January 16, 2020)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 475
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 985-9904
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.08. Shareholder Director Nominations.

On January 16, 2020, the Board of Directors of Sunnova Energy International Inc. ("Sunnova") determined that Sunnova's 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting") will be held on May 20, 2020. Because the expected date of the 2020 Annual Meeting represents a change of more than 30 days from the deemed anniversary of Sunnova's preceding year's annual stockholders' meeting (the "2019 Annual Meeting"), Sunnova has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for inclusion in Sunnova's proxy materials for the 2020 Annual Meeting. Pursuant to Sunnova's second amended and restated bylaws ("Second Amended and Restated Bylaws") and the rules of the Securities and Exchange Commission ("SEC"), Sunnova is providing notice of the revised deadlines for such proposals by means of this Form 8-K.

Any stockholder proposal intended to be considered for inclusion in Sunnova's proxy materials for the 2020 Annual Meeting in accordance with Rule 14a-8 must be delivered to, or mailed and received at, Sunnova's principal executive offices at 20 East Greenway Plaza, Suite 475, Houston, Texas 77046 on or before the close of business on February 20, 2020, which Sunnova has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2020 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in Sunnova's proxy materials for the 2020 Annual Meeting must also comply with all applicable SEC rules.

In addition, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2020 Annual Meeting and does not desire to have that proposal included in Sunnova's proxy materials for the 2020 Annual Meeting must ensure that notice of any such nomination or proposal (including certain additional information specified in Sunnova's Second Amended and Restated Bylaws) is delivered to, or mailed and received at, Sunnova's principal executive offices on or before the close of business on February 20, 2020.

Item 7.01. Regulation FD Disclosure.

On January 23, 2020, Sunnova issued a press release announcing the date of the 2020 Annual Meeting and the fourth quarter 2019 earnings release date and conference call. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated January 23, 2020
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: January 23, 2020	By:	/s/ Walter A. Baker
Walter A. Baker
Executive Vice President, General Counsel and Secretary